TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO

TCU SHARES

INVESTOR SHARES

Supplement dated April 30, 2014 to the

Prospectuses and Statements of Additional Information dated December 27, 2013

At a meeting held on March 26, 2014, the Board of Trustees of Trust for Credit Unions (“TCU”) unanimously voted to temporarily suspend the operations of the TCU Money Market Portfolio as of the close of business on May 30, 2014 (the “Suspension”). This action was taken by the Board in recognition of the current interest rate environment and declining asset levels in the TCU Money Market Portfolio. In light of the Suspension, the Board of Trustees also voted to close the Money Market Portfolio to all new investments (including the reinvestment of dividends) as of the close of business on May 9, 2014. Shareholders who elected to have their dividends reinvested in additional shares of the Money Market Portfolio will have their dividends paid in cash after May 9, 2014.

In connection with the Suspension, shareholders of the Money Market Portfolio will be asked to redeem their shares of the Portfolio for cash or, in the alternative, to consider exchanging their shares of the Portfolio for shares of the same class in one of TCU’s other Portfolios.

In anticipation of the Suspension, the Money Market Portfolio plans to convert all of its assets to cash or cash equivalent instruments, as a result of which it may no longer be able to meet its investment objective.

Please retain this supplement with your Prospectus.